UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Vista Credit Strategic Lending Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VISTA CREDIT STRATEGIC LENDING CORP.

50 Hudson Yards, 77th Floor

New York, NY 10001

(212) 804-9100

April 15, 2026

Dear Stockholder:

You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Vista Credit Strategic Lending Corp. (the “Company”) to be held virtually on May 28, 2026 at 11:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/VCSLC2026.

The notices of the Annual Meeting and proxy statement, which are accessible on the Internet or by request (as described below), provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (1) elect one Class III director of the Company; (2) ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm to the Company for the fiscal year ending December 31, 2026; and (3) to transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may return a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Greg Galligan
Greg Galligan
Chief Executive Officer

VISTA CREDIT STRATEGIC LENDING CORP.

50 Hudson Yards, 77th Floor

New York, NY 10001

(212) 804-9100

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON May 28, 2026

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/VCSLC2026

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Vista Credit Strategic Lending Corp. (the “Company”, “we” and “us”) that:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be conducted virtually at 11:00 a.m., Eastern Time, on May 28, 2026, at the following website: www.virtualshareholdermeeting.com/VCSLC2026, for the following purposes:

1.
To elect one Class III director of the Company who will serve until the 2029 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified;
2.
To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.
To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

You or your proxyholder can participate, vote and submit your questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/VCSLC2026 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on March 30, 2026. We are furnishing proxy materials to Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request it. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your shares on the Internet.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to authorize your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. In the event there are not enough votes for a quorum or to approve the Company’s proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/ Kenneth Burke
Kenneth Burke Secretary

April 15, 2026

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you authorize your proxy prior to the meeting, you may still participate in the meeting and vote your shares virtually if you wish to change your vote.

VISTA CREDIT STRATEGIC LENDING CORP.

50 Hudson Yards, 77th Floor

New York, NY 10001

(212) 804-9100

PROXY STATEMENT

For

2026 Virtual Annual Meeting of Stockholders

To Be Held on May 28, 2026

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/VCSLC2026

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 804-9100.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Vista Credit Strategic Lending Corp. (the “Company”, “we”, “us” and “our”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be conducted virtually via live webcast on May 28, 2026 at 11:00 a.m., Eastern Time, and at any postponements or adjournments thereof. You or your proxyholder can participate, vote and submit your questions at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/VCSLC2026 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Control Number”). This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2025, are being provided to stockholders of the Company (the “Stockholders”) of record as of March 30, 2026, via the Internet on or about April 15, 2026. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials is being sent to Stockholders of record as of March 30, 2026.

We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote virtually whether he or she has previously voted his or her shares via proxy or wishes to change a previous vote. Attending the Annual Meeting does not revoke your proxy unless you also vote virtually at the Annual Meeting.

You will be eligible to vote your shares electronically via the Internet, telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting

At the Annual Meeting, Stockholders of the Company will be asked to vote on the following proposals:

1.
To elect one Class III director who will serve until the 2029 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified;
2.
To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.
To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on March 30, 2026 (the “Record Date”). As of the Record Date, there were 49,882,709.870 shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for the Company to conduct business. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of common stock of the Company outstanding on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the Annual Meeting can be adjourned in order to permit the further solicitation of proxies by the Company.

Votes Required

Election of Directors

The election of directors requires the vote of a majority of the shares of the Company’s common stock cast at the Annual Meeting virtually or by proxy (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the Company’s votes cast at the Annual Meeting virtually or by proxy is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Adjournment and Additional Solicitation. If there appears not to be enough votes to approve the Company’s proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting to permit further solicitation of proxies.

A Stockholder vote may be taken by the Company on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Company’s Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting, Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of directors, officers and regular employees of Vista Credit BDC Management, L.P. (the “Adviser”), the investment adviser to the Company, located at 50 Hudson Yards, 77th Floor, New York, NY 10001, to aid in the distribution and collection of proxy votes. In addition to their usual duties, our directors and officers may solicit proxies personally or by telephone, fax, or e-mail. None of these individuals will receive special compensation for these services.

The Company has engaged the services of Broadridge Financial Solutions, Inc. (“Broadridge”) for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $21,000, plus reimbursement of certain expenses and fees for additional services requested. Please note that Broadridge may solicit stockholder proxies by telephone on behalf of the Company. Broadridge will not attempt to influence how you vote your shares but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company’s proxy tabulation firm.

Stockholders may provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input their Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to attend the Annual Meeting but does not wish to give a proxy by Internet, the Stockholder may join the Annual Meeting virtually or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be affected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it by mail in time to be received before the Annual Meeting, by participating in the Annual Meeting and voting virtually, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The Board consists of interested directors and independent directors. An interested director is an “interested person” of a Company, as defined in the Investment Company Act of 1940 (the “1940 Act”), and independent directors are all other directors (the “Independent Directors”).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. The following table sets forth, as of March 30, 2026, the beneficial ownership as indicated in the Company’s books and records of each current director, each executive officer of the Company, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of our outstanding common stock. Ownership information for those persons who beneficially own 5% or more of our outstanding common stock is based on Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 49,882,709.870 shares of common stock outstanding as of March 30, 2026. To our knowledge, except as indicated in the footnotes to the table, each of the Stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such Stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Beneficially Owned (1)
Directors and Executive Officers:
Interested Directors
David Flannery	59.005	*
Greg Galligan	38,303.000	*
Independent Directors
Sheila Finnerty	-	—
Olivia Kirtley	-	—
Stephen Riddick	7,688.526	*
Executive Officers Who Are Not Directors
Ross Teune	59.005	*
Kenneth Burke	59.005	*
Brendan Renehan	59.005	*
All Directors and Executive Officers as a Group (eight persons)	46,227.546	*
Five Percent Stockholders:
VEP Group, LLC(2)	6,745,708.211	13.52%
Nonghyup Bank as trustee of DBAM Vista Credit Investment Trust No. 2(3)	5,340,793.490	10.71%
Corporacion del Fondo del Seguro del Estado(4)	4,917,228.446	9.86%
Abu Dhabi Development Holding Co. PJSC(5)	3,774,159.304	7.57%
Iberica L.P.(6)	2,700,475.343	5.41%
Inteligo Bank Ltd.(7)	2,693,917.628	5.40%
Saudi National Bank(8)	2,693,917.628	5.40%
Citibank Korea Inc. as trustee of Samsung Vista Credit BDC Private Investment No. 1(9)	2,679,765.018	5.37%

* Represents less than 1.0%

(1)
Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each director and executive officer has sole voting and/or investment power over the shares reported.
(2)
VEP Group, LLC ("VEP Group"), is the senior managing member of Vista Credit GP Holdco, LLC ("Holdco"). Holdco is the managing member of Vista VCSL Feeder Fund GP, LLC ("Feeder GP"). Feeder Fund GP is the general partner of Vista VCSL Feeder Fund, L.P. ("Feeder"). Holdco is also the general partner of the Adviser, which directly owns 1,475.104 shares of common stock. VEP Group is also the general partner of VHG Capital, L.P., which directly owns 37.263 shares of common stock. VEP Group is also the senior managing member of Vista Credit Partners, L.P. ("VCP"). VCP is the investment subadviser of Vista Credit Insurance Dedicated Fund ("IDF"). IDF is the sole member of Vista IDF Trading SPV, LLC, which directly owns 1,143,056.311 shares of common stock.

The address of the principal business and principal office of Feeder and VEP Group is c/o Vista Equity Partners, 4 Embarcadero Center, 20th Fl., San Francisco, CA 94111.
(3)
The business address for Nonghyup Bank as trustee of DBAM Vista Credit Investment Trust No. 2 is 120, Tongil-ro, Jung-gu, Seoul 04517, Republic of Korea.
(4)
The business address for Corporacion del Fondo del Seguro del Estado is Carr. Estatal #2, km 8.5, Bo. Juan Sánchez, Bayamón, Puerto Rico 00960.
(5)
The business address for Abu Dhabi Development Holding Co. PJSC is Capital Gate, 10th Floor, Al Khaleej Al Arabi Street, Abu Dhabi, United Arab Emirates.
(6)
The business address for Iberica L.P. is 89 Nexus Way, Camana Bay, Grand Cayman, K1-9009, Cayman Islands.
(7)
The business address for Inteligo Bank Ltd. is Seventeen Shop Building, 1st Floor, Collins Avenue & Fourth Terrace, Centreville, PO Box N-3732, Nassau, The Bahamas.
(8)
The business address for Saudi National Bank is The Saudi National Bank Tower, King Abdullah Financial District, King Fahd Road 3208 Al Aqeeq District Unit No 778, Riyadh, 13519-6676, Kingdom of Saudi Arabia.
(9)
The business address for Citibank Korea Inc. as trustee of Samsung Vista Credit BDC Private Investment No. 1 is 50 Saemunan-ro, Jongno-gu, Seoul, 03184 Republic of Korea.

Delinquent Section 16(a) Report

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except for one Form 4 by Stephen Riddick, one Form 4 by Inteligo Bank Ltd. and one Form 4 by Saudi National Bank, which were filed late due to administrative oversight.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
David Flannery	$1 – $10,000
Greg Galligan	Over $100,000
Independent Directors
Sheila Finnerty	None
Olivia Kirtley	None
Stephen Riddick	Over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)
The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value (“NAV”) per share of the Company as of December 31, 2025, which was $19.75, times the number of shares beneficially owned.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the charters and bylaws of the Company, the Board currently has five members. Directors are divided into three classes and are elected for classified terms expiring at the third succeeding Annual Meeting of Stockholders, with a term of office of one of the three classes of directors expiring each year at the Annual Meeting of Stockholders. After this election, the terms of Class I, II, and III directors will expire in 2027, 2028, and 2029, respectively. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

A Stockholder can vote for or against, or abstain from voting for, any nominee in the Company’s election. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “for” the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Mr. Stephen Riddick will be unable or unwilling to serve.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class III nominee for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupation and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominee for Class III director currently serves as director of the Company.

Mr. Stephen Riddick has been nominated for election as Class III director of the Company for a three-year term expiring at the 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Stephen Riddick is not being proposed for election pursuant to any agreement or understanding between Mr. Stephen Riddick and the Company.

Nominees for Class III Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Stephen Riddick (62)	Director	Director since 2023; Term Expires 2026	Retired. Previously served as Chief Legal Officer, General Counsel and Corporate Secretary of Tenable Holdings from 2016 to 2022.	One	Currently serves as an independent director, compensation committee member, audit committee member and nominating corporate governance chair of Bowman Consulting Group Ltd.

Class I Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Sheila Finnerty (60)	Director	Director since 2023; Term Expires 2027

Retired. Previously served as Executive Managing Director at Liberty Mutual Insurance Company (“Liberty Mutual”) until 2021. Prior to joining Liberty Mutual, she held roles at Morgan Stanley Investment Management, including Managing Director as Global Head of High Yield Investments and Head of Senior Loans.

				One	Currently serves as an Independent Board Member for TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and 5C Lending Partners Corp.

Greg Galligan (49)	Director, Chief Executive Officer and President	Director since 2023; Term Expires 2027

Serves as Chief Executive Officer and President of the Company, the Co-Head of Vista Credit Partners, and as a Senior Managing Director at Vista Credit Partners. Prior to joining Vista Credit Partners in 2022, he served as a Partner at Ares Management for 11 years.

				One	None

Class II Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years
Olivia Kirtley (75)	Director	Director since 2023; Term Expires 2028	President and Co-founder of KirtleyWood LLC. Previously served as Treasurer, Vice President and Chief Financial Officer at Vermont American Corporation.	One

Currently serves as a member of the board of directors of BrightSpring Health Services, Inc. Previously served as a director of U.S. Bancorp from 2006 to 2023 and Papa John’s International, Inc. from 2003 to 2023. Also, previously served as a member of the board of directors of ResCare, Inc. from 1998 to 2019 and Randgold Resources Ltd. from 2017 to 2019.

David Flannery (55)	Director	Director since 2023; Term Expires 2028

Senior Adviser with Vista Credit Partners. Mr. Flannery also served as Vice President of the Company and Co-Investment Officer of the Adviser until January 1, 2026. Prior to joining Vista Credit Partners in 2018, he served as a Managing Director at The Blackstone Group’s GSO Capital.

				One	None

(1)
The business address of each of our directors is 50 Hudson Yards, Floor 77, New York, NY 10001.
(2)
“Fund Complex” includes Vista Credit Strategic Lending Corp.

Corporate Governance

We believe that maintaining high standards of corporate governance is an important part of our business, and we are committed to adhering to controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, every member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that Sheila Finnerty, Olivia Kirtley and Stephen Riddick are independent under the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the

Chair of the Board, the Chair of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management

We are subject to a number of risks, including investment, compliance, operational, conflicts of interests and valuation risks, among others. Risk oversight forms part of the general oversight by the Board and is addressed as part of various Board and committee activities. Day-to-day risk management functions will be subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), who carry out our investment management and business affairs. The Adviser and other service providers will employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board’s Composition and Leadership Structure

Overall responsibility for our oversight rests with the Board. We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) pursuant to which the Adviser manages us on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers for our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of Stockholders and to perform such other duties as may be assigned to the Chair by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in our and our Stockholder’s best interests at such times. The Board has appointed Greg Galligan to serve in the role of Chair of the Board, and the Board has not appointed a lead independent director. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

Information About Each Director’s Experience, Qualifications, Attributes or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including on the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. The Board and its committees have the ability to engage experts as appropriate. The Board evaluates their performance on an annual basis.

Interested Directors

Greg Galligan

Greg Galligan is our Chief Executive Officer and President, the Chief Investment Officer of the Adviser and the Co-Head of Vista Credit Partners, manages Vista Credit Partner’s direct lending business and is a member of the VCP Investment Committee and a Senior Managing Director at Vista Credit Partners. Prior to joining Vista Credit Partners in 2022, Mr. Galligan was a Partner at Ares Management for 11 years, where he was responsible for building and leading Ares Management’s direct lending efforts in the United States. Prior to Ares, Mr. Galligan was a Vice President at DLJ Investment Partners, where he focused on origination, structuring and underwriting leveraged finance transactions. Previously, he held investment positions at Capital Source and Bank of America, as part of their respective Leveraged Finance teams.

Mr. Galligan received a B.A. from Boston College in Economics and an M.B.A. from Harvard Business School.

We believe Mr. Galligan’s depth of experience in investment management, leveraged finance and financial services provides him with valuable industry-specific knowledge and expertise on these and other matters, as well as skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve as a member of our Board.

David Flannery

David Flannery is the Senior Adviser of Vista Credit Partners. Mr. Flannery served as Vice President of the Company and co-Chief Investment Officer of the Adviser until January 1, 2026. Prior to joining Vista Credit Partners in 2018, Mr. Flannery worked at The Blackstone Group’s GSO Capital (“GSO”), where he was a Senior Managing Director, Joint Portfolio Manager of the Capital Solutions Funds, and a member of the Capital Solutions Funds investment committee. Prior to joining GSO in 2016, Mr. Flannery was a Portfolio Manager with Anchorage Capital Group LLC (“Anchorage”) in New York City. His focus was on illiquid credit investing. He was a member of Anchorage’s CLO Investment Committee and Risk Committee. Previously, Mr. Flannery worked at Bank of America Merrill Lynch (“BAML”) for five years where he held several global group head roles, including Chief Risk Officer of Global Banking & Markets, and Global Head of Leveraged Finance & Capital Markets. Before joining BAML, Mr. Flannery was the Global Head of Leveraged Finance at Deutsche Bank, where he focused on private equity sponsor relationships and transactions. Mr. Flannery began his career at Bankers Trust Company in 1992 in the high yield bond department.

Mr. Flannery received a B.S. from Villanova University.

We believe Mr. Flannery’s broad financial advisory, investment management and risk management expertise provide him with valuable industry expertise, and his tenure at Vista Credit Partners gives him deep knowledge of the credit markets as well as Vista’s operations, capabilities and business relationships, all of which make him well qualified to serve as a member of our Board.

Independent Directors

Sheila Finnerty

Sheila A. Finnerty is a member of our Board and served as Executive Managing Director at Liberty Mutual, a Fortune 100 company, until 2021. At Liberty Mutual, Ms. Finnerty managed leveraged finance and alternative credit portfolios as well as served as an active member of the Investment Committee and Leadership Team that oversaw asset allocation and strategy for the multibillion-dollar investment portfolio of Liberty Mutual. Prior to joining Liberty Mutual, Ms. Finnerty held several roles at Morgan Stanley Investment Management, including Managing Director as Global Head of High Yield Investments, as well as Head of Senior Loans. Ms. Finnerty serves as an independent board member for TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and 5C Lending Partners Corp. She also serves as a member of the Board of Trustees of Manhattanville College and the Philanthropy Committee of the May Institute and is a founding member of Women in Alternative Debt.

Ms. Finnerty received a B.A. in Management from Manhattanville College and an M.B.A. from The New York University Stern School of Business. She is also a Charterholder of the CFA Institute.

We believe Ms. Finnerty’s extensive experience in and knowledge of finance, investments and corporate leadership provides her with valuable insight in the financial services sector, as well as the capability to handle complex financial transactions and issues, all of which makes her well qualified to serve as a member of our Board.

Olivia Kirtley

Olivia F. Kirtley is a member of our Board and is the president and co-founder of KirtleyWood LLC. Ms. Kirtley is a former Treasurer, Vice President and Chief Financial Officer at Vermont American Corporation and a former senior manager at a predecessor to the accounting firm Ernst & Young LLP. Ms. Kirtley also served as Chairman of the American Institute of Certified Public Accountants (“AICPA”), Chairman of the AICPA Board of Examiners for the U.S. CPA exam, and President and Chairman of the International Federation of Accountants (IFAC), which facilitates the establishment of international auditing and ethics standards. Ms. Kirtley serves as a director, compensation committee member and audit committee chair of BrightSpring Health Services, Inc. Ms. Kirtley has served as a director of U.S. Bancorp from 2006 to 2023, Papa Johns International, Inc. from 2003 to 2023, ResCare, Inc. from 1998 to 2019 and Randgold Resources Ltd. from 2017 to 2019. Ms. Kirtley also serves on the board of directors of Bexion Pharmaceuticals, Inc., a private clinical-stage biopharmaceutical company. Ms. Kirtley’s board leadership positions have included non-executive chairman, lead independent director, and chairman of audit, risk management, compensation and governance committees.

Ms. Kirtley received a B.S. in Accounting from Florida Southern College and a Master of Tax from Georgia State University. She is a Certified Public Accountant and Chartered Global Management Accountant.

We believe Ms. Kirtley’s deep understanding of a wide range of corporate governance, accounting and financial reporting issues, together with her experience as the Chief Financial Officer of an international company and leader of a large international accounting firm, provides her with valuable perspective and makes her well qualified to serve as a member of our Board.

Stephen Riddick

Stephen A. Riddick is a member of our Board and was the Chief Legal Officer, General Counsel and Corporate Secretary of Tenable Holdings, a leading global Software-as-a-Service (SaaS) provider of cybersecurity solutions to corporate enterprises and governmental entities from 2016 to 2022. Prior to joining Tenable, Mr. Riddick served in various positions, culminating in Group Associate General Counsel for Linde PLC, a global industrial technology company, from 2010 to 2016. Mr. Riddick was previously an attorney in private practice with global law firms where his practice focused on corporate transactions and governance matters on behalf of clients including public and private companies in a wide variety of industries and investment banks. Mr. Riddick currently serves as a member of the board of directors of Bowman Consulting Group Ltd.

Mr. Riddick received a B.A. in Economics from the University of Virginia and a J.D. from the University of North Carolina School of Law.

We believe Mr. Riddick’s extensive knowledge of cybersecurity, data privacy and the technology industry in general, as well as his deep experience in capital markets and corporate governance, provides him with an important skillset and specific knowledge relevant to our operations, which makes him well qualified to serve as a member of our Board.

Committees of the Board

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the year ended December 31, 2025, the Board held six Board meetings, four Audit Committee meetings and two Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of each of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to participate in the Annual Meeting. All directors attended the Company’s annual meeting of stockholders held on May 28, 2025.

The Board has not established a standing Compensation Committee because our executive officers do not receive direct compensation from us. The Board, as a whole, is responsible for reviewing the amount of compensation paid to Independent Directors. Decisions on director compensation are based on a review of data of comparable business development companies. In addition, the compensation payable to the Adviser pursuant to the Investment Advisory Agreement is separately approved by a majority of the independent directors in accordance with Section 15(c) of the 1940 Act.

Audit Committee

The Audit Committee is comprised of Sheila Finnerty, Olivia Kirtley and Stephen Riddick, each of whom is not considered an “interested person” of the Company as that term is defined in the 1940 Act. Ms. Kirtley serves as Chair of the Audit Committee. The Board designated each of Ms. Kirtley and Ms. Finnerty as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K.

In accordance with its written charter, the Audit Committee, among other things, (a) assists the Board with oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approves the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) acts as a liaison between our independent registered public accounting firm and the Board; and (g) conducts reviews of any potential related party transactions brought to its attention and, during these reviews, considers any conflicts of interest brought to its attention.

The Audit Committee operates pursuant to a written charter, a copy of which was attached as Annex A to the proxy statement filed for the year ended December 31, 2023. The charter is not available on the Company’s website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Sheila Finnerty, Olivia Kirtley and Stephen Riddick, each of whom is not considered an “interested person” of the Company as that term is defined in the 1940 Act. Ms. Finnerty serves as Chair of the Nominating and Corporate Governance Committee.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.

In accordance with its written charter, the Nominating and Corporate Governance Committee recommends to the Board persons to be nominated by the Board for election at our meetings of Stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Stockholder meetings. The Nominating and Corporate Governance Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating and Corporate Governance Committee considers for nomination to the Board candidates submitted by Stockholders or from other sources it deems appropriate, and evaluates all candidates in the same manner, regardless of the source of the recommendation.

Nominations made by Stockholders must be delivered to the secretary at the principal executive office of the Company not earlier than the 150th day nor later than 5:00 p.m., local time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the Stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., local time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

In addition to information regarding the nominating stockholder as set forth in the Bylaws, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or re-election as a director:

•
all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
•
whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Nominating and Corporate Governance Committee considers a variety of criteria in evaluating candidates, including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.

The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which was attached as Annex B to the proxy statement filed for the year ended December 31, 2023. The charter is not available on the Company’s website.

Communications Between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board, or to any particular director, to the following address: c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about the Officers Who Are Not Directors

The following information pertains to our officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with the Company and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Ross Teune (58)	Chief Financial Officer and Treasurer; Since March 2022

Ross Teune is our Chief Financial Officer and Treasurer and a Vice President at Vista Credit Partners. Prior to joining Vista Credit Partners in 2023, Mr. Teune served as a Managing Director and Chief Financial Officer for OFS Capital Management (“OFS”), a provider of capital and leveraged finance solutions to U.S. corporations, from October 2021 through April 2023. Prior to his tenure at OFS, Mr. Teune served in various senior finance roles at Golub Capital LLC (“Golub Capital”), including as the Chief Financial Officer and Treasurer for Golub Capital BDC, Inc., Golub Capital’s publicly traded business development company from 2010 to 2021.

Kenneth Burke (43)	General Counsel, Chief Compliance Officer and Secretary; Since March 2022

Kenneth Burke is our General Counsel, Chief Compliance Officer and Secretary and is Managing Director, General Counsel and Chief Compliance Officer for Vista Credit Partners. Prior to joining Vista Credit Partners in 2020, Mr. Burke served as Deputy Chief Compliance Officer at TPG Sixth Street Partners (“TSSP”) as well as Chief Compliance Officer for TSSP’s broker dealer and BDC affiliates. Before his time at TSSP, Mr. Burke was Chief Compliance Officer of a multibillion-dollar long/short equity hedge fund and an associate attorney in the Securities Enforcement practice group at Gibson, Dunn & Crutcher. Mr. Burke began his career at the SEC where he spent more than seven years in the SEC’s Office of Compliance, Inspections and Examinations.

Brendan Renehan (36)	Vice President; Since March 2022

Brendan Renehan is a Vice President of the Company and is a Managing Director at Vista Credit Partners. Mr. Renehan is responsible for the origination and evaluation of both private and public investments across VCP. Mr. Renehan is a board member of Rocket Lawyer and RapidAI and a board observer of AssureCare, Artsy, Arcadia Affinit, and Certane. Prior to joining Vista Credit Partners in 2018, Mr. Renehan worked at Ares Management in the Direct Lending division for four years.

(1)
The business address of each of our directors is 50 Hudson Yards, Floor 77, New York, NY 10001.

Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.

Code of Conduct and Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships and to comply with the Company’s policies and procedures and all applicable governmental laws, rules and regulations. To this effect, the Company has adopted a Code of Business Conduct and Ethics. The Code of Conduct applies to the Company’s senior financial officers. We filed our Code of Conduct as an exhibit to our Annual Report on Form 10-K, filed with the SEC on March 11, 2026, and you may access it via the Internet at the website of the SEC at www.sec.gov.

As required by the 1940 Act, we and the Adviser have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of the Adviser with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us.

We intend to disclose any amendments to or waivers of provisions of our Code of Conduct or our Code of Ethics on a Current Report on Form 8-K.

Insider Trading Policy

The Company has adopted an insider trading policy applicable to the Company and the Advisers’ directors and officers and employees. This policy is designed to prohibit officers, directors, and employees of the Company and the Adviser from purchasing or selling securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. Transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock are generally permitted.

Compensation Discussion

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement (as defined below). Each of our executive officers is an employee or other affiliate of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates. In addition, we reimburse the Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement and the Investment Advisory Agreement, including our allocable portion of the cost of our officers and their respective staffs.

For the year ended December 31, 2025, $5.7 million and $6.1 million of management fees and investment income incentive fees, respectively, were incurred under the terms of the Investment Advisory Agreement. In addition, we accrued a capital gains incentive fee of $0.7 million, none of which is contractually payable under the terms of the Investment Advisory Agreement as we will accrue but will not pay a capital gains incentive fee with respect to unrealized appreciation. In addition, for the year ended December 31, 2025, $1.5 million in administrative service fees were incurred.

We have entered into indemnification agreements with our directors and officers. The indemnification agreements are intended to provide our directors and officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement including the advancement of legal expenses, if, by reason of his or her corporate status, such director or officer is, or is threatened to be, made a party to or a witness in any threatened, pending or completed proceeding, other than a proceeding by or in the right of the Company.

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in the 1940 Act. The Independent Directors will receive an annual retainer of $75,000. The independent directors will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, both in person and virtually. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, both in person and virtually, provided such committee meeting does not occur on the same date as a Board meeting. In addition, the Chair of the Audit Committee will receive an additional annual retainer of $10,000. We have also obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2025. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Total Compensation (1)(2)(3)
Independent Directors
Sheila Finnerty	$85,000
Olivia Kirtley	$95,000
Stephen Riddick	$85,000
Interested Directors
David Flannery	-
Greg Galligan	-

(1)
The amounts listed are for the fiscal year ending December 31, 2025. Each of the Independent Directors were appointed to the Board on May 17, 2023. For a discussion of the Independent Directors’ compensation, see above.
(2)
The Company does not have a profit-sharing or retirement plan, and the directors do not receive any pension or retirement benefits.
(3)
Total compensation excludes out-of-pocket expenses reimbursed to the Independent Directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a director or member of the compensation committee of another entity, one of whose directors or executive officers served as a member of our Board. The Board, as a whole, is responsible for reviewing the amount of compensation paid to Independent Directors.

Certain Relationships and Related Party Transactions

Investment Advisory Agreement; Administration Agreement

The Adviser is an investment adviser that is registered with the SEC under the 1940 Act. Pursuant to the Investment Advisory Agreement and subject to the supervision of the Board, the Adviser provides day-to-day advice regarding the Company’s investment program and related activities and is responsible for the Company’s business affairs and other administrative matters.

The Company pays the Adviser a management fee and incentive fee pursuant to the terms of the Investment Advisory Agreement. The Investment Advisory Agreement was entered into on June 16, 2023 and most recently renewed by the Board on May 6, 2025. The Adviser’s management fee is based on the Company’s adjusted net asset value. The management fee incurred for the year ended December 31, 2025, was $5.7 million. The Adviser’s incentive fee consists of two components, the investment income component and the capital gains component. The investment income component (“Investment Income Incentive Fee”) is based on the Company’s pre-incentive fee net income subject to a “hurdle rate,” and the Company’s capital gains incentive fee (the “Capital Gains Incentive Fee”) is based on net cumulative realized gains. For the year ended December 31, 2025, the Company incurred an Investment Income Incentive Fee of $6.1 million and a Capital Gains Incentive Fee of $0.7 million. However, none of the Capital Gains Incentive Fee is contractually payable under the terms of the Investment Advisory Agreement as the Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation.

The Adviser provides the administrative services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). The Administration Agreement was entered into on June 16, 2023 and most recently renewed by the Board on May 6, 2025. Under the Administration Agreement, the Adviser performs, or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. For the year ended December 31, 2025, the Company incurred $1.5 million in administrative service fees under the Administration Agreement.

License Agreement

The Company is party to a license agreement (the “License Agreement”) with Vista Equity Partners Management LLC (and any other relevant entities), pursuant to which we have been granted a non-exclusive license to use the name “Vista.” Under the License Agreement, we have a right to use the Vista name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Vista” name or logo.

Relationship with the Adviser and Potential Conflicts of Interest

Our executive officers, certain of our directors and certain personnel of Vista Credit Partners also provide services to the Adviser. In addition, our executive officers and directors and members of the VCP Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives. We may compete with entities managed by the Adviser and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or by members of the VCP Investment Committee. However, in order to fulfill its fiduciary duties to us and any of its future clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s investment allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. In addition, expenses may be incurred that are attributable to us and other entities managed by the Adviser and its affiliates.

Policies and Procedures for Managing Conflicts

The Adviser allocates investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy. The Adviser allocates common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Adviser and the Investment Advisory Agreement.

With respect to the allocation of investment opportunities among the Company and other affiliated investment vehicles, the Adviser has adopted an investment allocation policy that is designed to ensure allocations of such opportunities are made over time on a fair and equitable basis and that also addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Adviser’s allocation policy.

Vista has established an Allocation and Conflicts Oversight Committee that assists Vista in (a) upholding its fiduciary obligations through the allocation of investment opportunities in a manner that is consistent with a client’s governing documents and ensuring that allocation determinations among clients are fair and equitable over time and consistent with Vista’s allocation policy, and (b) assisting in the resolution of certain investment-related conflicts of interest. In addition, Vista Credit Partners has established the VCP Allocation Committee to assist it in a similar fashion, in order to ensure that allocation determinations specifically among its clients are fair and equitable over time and consistent with its investment allocation procedures. Certain of our executive officers serve on each committee.

In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the VCP Allocation Committee and the Allocation and Conflicts Oversight Committee will collaborate to decide whether we or such other entity or entities will proceed with the investment, and the appropriate allocation of such investment across those entities. These committees will make these determinations consistent with the Adviser’s investment allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Adviser’s allocation of investment opportunities among us and other affiliated investment vehicles may result in the allocation of all or none of an investment opportunity to us, or a disproportionate allocation among such persons, with such allocations being more or less advantageous to some such persons relative to other such persons. There can be no assurance that our actual allocation of an investment opportunity, if any, or the terms on which such allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser likely will be subject, did not exist. There can be no assurance that we will have an opportunity to participate in all investments that fall within our investment objectives.

In general, pursuant to the Adviser’s investment allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by us or another investment fund or account) is suitable for us or another investment fund or account. The Adviser makes allocation determinations based solely on its expectations at the time such investments are made; however, investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another investment fund or account managed by the Adviser in hindsight.

It is expected that most or all of the officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by the Adviser, including funds and accounts that may be raised in the future. Substantial time will be spent by such officers and employees monitoring the investments of such funds and accounts. Conflicts of interest may arise in allocating time, services or functions of these officers and employees.

Co-Investment Restrictions

As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless we obtain an exemptive order from the SEC.

We rely on exemptive relief granted by the SEC to us, as well as to the Adviser and certain of its affiliates, to co-invest with other entities and accounts managed or controlled by the Adviser or its affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we are permitted to co-invest with certain of our affiliates pursuant to the conditions of the exemptive order, including that the participants in such co-investment transaction acquire or dispose of the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and with substantially the same other terms. In certain cases where an existing or future investment fund or account managed by Vista or any of its affiliates has a pre-existing investment in an issuer in which we and such other investment funds or accounts will co-invest, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Board will be required to take steps set forth in Section 57(f) of the 1940 Act, including approving the transaction on the basis that, in relevant part (i) the terms of the transaction, including the consideration to be paid or received, are reasonable and fair to the Stockholders and do not involve overreaching of us or Stockholders on the part of any person concerned; (ii) the proposed transaction is consistent with the interests of our Stockholders and our policy as recited in filings made by us with the SEC and our reports to Stockholders; and (iii) the Board record in their minutes and preserve in their records a description of the transaction, their findings, the information or materials upon which their findings were based, and the basis for their findings. The Adviser's co-investment policy incorporates the conditions of the exemptive relief. As a result of exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolios of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

PROPOSAL 2: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of all of Independent Directors has selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. This selection is subject to ratification or rejection by the Stockholders.

On March 13, 2026, the Company dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm in connection with a decision to change the Company’s registered public accounting firm to Deloitte & Touche LLP.

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the Company’s fiscal years ended December 31, 2024 and 2025. The reports of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended December 31, 2024 and 2025 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Prior to its dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Exchange Act.

On March 19, 2026, the Audit Committee approved the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2026.

During the two most recent fiscal years and through March 19, 2026, the date of the engagement of Deloitte & Touche LLP, neither the Company nor any person on its behalf has consulted with Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. Deloitte & Touche LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. A representative of Ernst & Young LLP is not expected to be present at the Annual Meeting.

Principal Accountant Fees and Services

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the years ended December 31, 2025 and 2024:

	For the Year ended December 31, 2025	For the Year ended December 31, 2024
Audit Fees	$415,300	$342,043
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$415,300	$342,043

Audit Fees

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, review of financial statements included in our Form 10-Q filing and services that were provided by Ernst & Young LLP for the fiscal years ended December 31, 2025 and 2024 in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees, tax fees or other fees incurred in the years ended December 31, 2025 and 2024, if any of these would have been incurred, they would have been approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such pre-approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate their responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit Committee Report(1)

The following is the report of the Audit Committee of Vista Credit Strategic Lending Corp. (the “Company”) with respect to the Company’s audited financial statements as of December 31, 2025 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 1301, as modified or supplemented, and by the Securities and Exchange Commission (the “SEC”); and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter of the Audit Committee and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

March 11, 2026

The Audit Committee

Sheila Finnerty

Olivia Kirtley

Stephen Riddick

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

Whether or not you expect to participate in the virtual meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or request, sign, date and return a proxy card so that you may be represented at the meeting. The Annual Meeting will be a completely virtual meeting of Stockholders and will be conducted exclusively by live webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/VCSLC2026 and enter the Control Number included with the Notice of

Internet Availability of Proxy Materials. Please allow time for online check-in procedures. For questions regarding the virtual meeting and voting, please contact us by phone at (212) 804-9100 or by writing to Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001, Attention: Kenneth Burke, Secretary.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and Annual Reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement and Annual Report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request by calling us collect at (212) 804-9100, or by mail to Kenneth Burke, Secretary, c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL AND QUARTERLY REPORTS

Copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K are available without charge upon request by calling us collect at (212) 804-9100, or by mail to Kenneth Burke, Secretary, c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2027 Annual Meeting of Stockholders will be held in May 2027, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2027 Annual Meeting must be submitted by eligible Stockholders who have complied with the relevant regulations of the SEC and received no later than December 16, 2026.

In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including for the nomination of a director, is to be brought before the next Annual Meeting of Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Kenneth Burke, Secretary, c/o Vista Credit Strategic Lending Corp., 50 Hudson Yards, Floor 77, New York, NY 10001. Notices of intention to present proposals, including nomination of a director, at the 2027 Annual Meeting of Stockholders must be received by the Company between November 16, 2026 and 5:00 p.m. Eastern Time on December 16, 2026. The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the 2027 Annual Meeting of Stockholders unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to participate in our virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

/s/ Kenneth Burke
Kenneth Burke
Secretary
April 15, 2026

SCAN TO VIEW MATERIALS & VOTE VISTA CREDIT STRATEGIC LENDING CORP. 50 HUDSON YARDS FLOOR 77 NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VCSLC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72206-P31804 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VISTA CREDIT STRATEGIC LENDING CORP. The Board of Directors recommends you vote FOR the following proposals: 1. To elect two Class II directors of the Company who will each serve until the 2028 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified; Nominees: 2. 1a. Olivia Kirtley 1b. David Flannery For Against Abstain 0 0 0 0 0 To ratify the selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025; and 3. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain 0 0 0

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V72207-P31804 VISTA CREDIT STRATEGIC LENDING CORP. Annual Meeting of Stockholders This May 28, 2025 11:00 a.m. ET proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ross Teune and Kenneth Burke, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VISTA CREDIT STRATEGIC LENDING CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at virtually at 11:00 a.m. ET on May 28, 2025, at www.virtualshareholdermeeting.com/VCSLC2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side